Exhibit 99.1
Part I

Item 1A.	Risk Factors.

We caution readers that our business activities involve risks and uncertainties that could cause actual results to differ materially from those we currently expect. While the items listed below represent the most significant risks to us, we regularly monitor and report risks to the Board of Directors through a formal Total Enterprise Risk Management program.

Risk of reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry. The competitive landscape in the steel industry reflects shifting domestic and international political priorities, an uncertain global trade landscape, and continued intense competition from domestic and foreign steel competitors. These conditions directly impact our pricing. It is impossible to predict whether the domestic and/or global economies or industry sectors of those economies that are key to our sales will continue to improve and generate enough demand to absorb some of the existing excess capacity in the steel industry, as well as new or expanded capacity. Also, we cannot know how customers or competitors will react to these and other factors and how their actions could affect market dynamics and sales of, and prices for, our products. Market price and demand for steel are very hard to predict and decreases in either or both could adversely impact our sales, financial results and cash flows. In addition, our direct sales to the automotive industry generate approximately 65% of our revenue and we make additional sales to distributors and converters whom, we believe, ultimately resell some of that volume to the automotive market. If automotive demand should decline substantially or we lose market share to competitors, our sales, financial results and cash flows could be severely impacted.

Risk of domestic and global steel overcapacity.  Significant global steel capacity and new or expanded production capacity in the United States in recent years has caused and continues to cause capacity to exceed demand globally, as well as in our primary markets in North America, which has and may continue to result in lower prices and shipments of our products. In fact, significant increases in production capacity in the U.S. by our competitors already have occurred in recent years as new carbon and stainless steelmaking and finishing facilities have begun production. In addition, foreign competitors have substantially increased their production capacity in the last few years and, in some instances appear to have targeted the U.S. market for imports. Also, some foreign economies, such as China, seem to be slowing relative to recent historical norms, resulting in an increased volume of steel products that cannot be consumed by industries in those foreign steel producers’ own countries. These and other factors have contributed to a high level of imports of foreign steel into the U.S. in recent years compared to historical levels and create a risk of even greater levels of imports, depending upon foreign market and economic conditions, the value of the U.S. dollar relative to other currencies, and other variables beyond our control. A significant further increase in domestic capacity or foreign imports could adversely affect our sales, financial results and cash flows.

Risks related to U.S. government actions on Section 232 and 301, NAFTA and/or other trade agreements, treaties or policies. The U.S. government has recently taken actions under Section 232 of the Trade Act and indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, including the North American Free Trade Agreement (“NAFTA”). Although we expect the steel tariffs imposed under Section 232 in March 2018 may benefit our business in many ways, the tariffs themselves, as well as country- or product-specific exemptions and retaliatory actions from foreign governments in response to the Section 232 actions (as well as any actions under Section 301 or otherwise), could also directly and/or indirectly affect us adversely. In addition, actions by others to import more finished products containing steel that are not subject to the tariffs instead of flat-rolled steel may reduce domestic demand for our steel products. Using an example related to electrical steel products, the Section 232 steel tariffs currently apply only to flat-rolled electrical steel and do not assess tariffs on any downstream products that utilize electrical steel, such as laminations (i.e., cut pieces of electrical steel), electrical transformer cores or core assemblies, or electrical transformers (“Downstream Electrical Products”). Producers of Downstream Electrical Products may increase imports of foreign-made Downstream Electrical Products to avoid the Section 232 steel tariffs or move domestic production outside the United States. This would adversely affect our electrical steel business, both directly by reducing our sales to domestic customers and indirectly (as a result of the decrease in volume) by increasing our fixed costs per ton of production and reducing our margin on sales to our remaining customers, among other potential negative impacts. Although we are proactively working to mitigate these risks, including by communicating our concerns regarding electrical steel to the U.S. government and requesting appropriate action to address our concerns, there is no certainty that our efforts will be successful. In addition, despite several rounds of negotiation thus far among the NAFTA member countries and other discussions with foreign governments, it remains unclear what the Administration will or will not do with respect to NAFTA or other international trade agreements, treaties and policies. If the U.S. government withdraws from or materially modifies NAFTA or other international trade agreements, treaties or policies, those U.S. government actions and/or retaliatory actions from foreign governments could adversely impact our business, customers and/or suppliers directly by disrupting trade and commercial transactions and/or indirectly by adversely affecting the U.S. economy or certain sectors thereof, thereby impacting demand for our customers’ products and, in turn, negatively affecting demand for our products. Key links of the supply chain for some of our key customers, including automotive manufacturers, could be negatively impacted by a withdrawal from or significant change to NAFTA or other international trade agreements or retaliatory actions from foreign governments. Any of these matters could materially adversely affect our sales, financial results and cash flows.

Risk of changes in the cost of raw materials, supplies and energy.  The price that we pay for energy and key supplies and raw materials, such as electricity, natural gas, industrial gases, graphite electrodes, iron ore, chrome, zinc and coal, can fluctuate significantly based on market factors. In some cases the prices at which we sell steel will not change in tandem with changes in our raw materials, supplies and energy costs. Global demand and supply, particularly Chinese demand and supply, for certain raw materials can have a significant influence on our costs for those raw materials, especially iron ore and coal, as well as supplies for production whose prices are impacted by raw material prices, such as graphite electrodes and refractory materials. However, our sales prices are generally driven by North American demand, which can compress our margins in cases where raw material costs increase and our sales prices do not move in a similar manner. The majority of our shipments are sold under contracts that do not allow us to pass through all increases in raw materials, supplies and energy costs. Some of our shipments to contract customers include variable-pricing mechanisms allowing us to adjust the total sales price based upon changes in specified raw materials, supplies and energy costs. Those adjustments, however, rarely reflect all of our underlying raw materials, supplies and energy cost changes. The scope of the adjustment may be limited by the terms of the negotiated language including limitations on when the adjustment occurs. For shipments made to the spot market, market conditions or timing of sales may not allow us to recover the full amount of an increase in raw material, supplies or energy costs. In such circumstances, a significant increase in raw material, supplies or energy costs likely would adversely impact our financial results and cash flows. Conversely, in certain circumstances, we may not realize all of the benefits when the price for certain raw materials, supplies or energy declines. For example, this can occur when we lock in the price of a raw material over a set period and the spot market price for the material declines during that period. Our need to consume existing inventories may also delay the impact of a change in prices of raw materials or supplies. New inventory may not be purchased until some portion of the existing inventory is consumed. The impact of this risk is particularly significant for iron ore and coke because of the volumes held in inventory. We manage our exposure to the risk of iron ore price increases by hedging a portion of our annual iron ore supply and by entering supply agreements where the IODEX, the global iron ore price index, is only one factor affecting our price of iron ore pellets. Significant changes in raw material costs may also increase the potential for inventory value write-downs in the event of a reduction in selling prices and our inability to realize the cost of the inventory.

Risk from our significant amount of debt and other obligations.  On December 31, 2017, we had $2,165.5 of indebtedness outstanding. We also had pension and other postretirement benefit obligations totaling $934.3. We anticipate approximately $51.0 of required annual pension contributions for 2018. Based on current funding projections, we expect to make contributions to the master pension trust of approximately $35.0 for 2019 and $10.0 for 2020, though funding projections for 2019 and beyond could be affected by differences between expected and actual returns on plan assets, actuarial data and assumptions relating to plan participants, the discount rate used to measure the pension obligations and changes to regulatory funding requirements. We can borrow additional amounts under our $1,350.0 revolving credit facility. At December 31, 2017, we had $450.0 of outstanding borrowings under this credit facility with outstanding letters of credit of $71.5, resulting in maximum remaining availability of $828.5 under the credit facility (subject to customary borrowing conditions, including a borrowing base). Borrowing capacity under the credit facility is determined by the value of eligible collateral less outstanding borrowings and letters of credit. At December 31, 2017, borrowing availability under the credit facility was $807.3 based on eligible collateral at that time. Our debt and pension obligations, along with other financial obligations, could have important consequences. For example, they could increase our vulnerability to general adverse economic and industry conditions; require a substantial portion of our cash flows to be dedicated to interest payments and debt service, reducing the amount of cash flows available for other purposes, such as working capital, capital expenditures, acquisitions, joint ventures or general corporate purposes; limit our ability to obtain future additional financing; reduce our planning flexibility for, or ability to react to, changes in our business and the industry; and place us at a competitive disadvantage with competitors who may have less indebtedness and other obligations or greater access to financing.

Risk of severe financial hardship or bankruptcy of one or more of our major customers or key suppliers.  Sales and operations of a majority of our customers are sensitive to general economic conditions, especially as they affect the North American automotive and housing industries. If there is a significant weakening of current economic conditions, whether because of secular or cyclical issues, it could lead to financial difficulties or even bankruptcy filings by our customers. The concentration of customers in a specific industry, such as the automotive industry, may increase our risk because of the likelihood that circumstances may affect multiple customers at the same time. The nature of that impact would likely include lost sales or losses associated with the potential inability to collect all outstanding accounts receivable. Such an event could also negatively impact our financial results and cash flows. In addition, many of our key suppliers, particularly those who supply us with critical raw materials for the steelmaking process, have recently faced severe financial challenges or bankruptcy and other suppliers may face such circumstances in the future. For example, the significant decline in commodity prices during 2015 led to increased economic distress and even bankruptcy filings for several of the domestic sources of metallurgical coal, as well as one of our iron ore suppliers. Also, we purchase substantially all of our iron ore from one supplier under two multi-year contracts. This reliance on a single supplier for a primary raw material may increase our risk of increased costs from substitute suppliers or supply chain disruptions in the event of their financial hardship or bankruptcy. Key suppliers facing financial hardship or operating in bankruptcy could experience operational disruption or even face liquidation, which could result in our inability to secure replacement raw materials on a timely basis, or at all, or cause us to incur increased costs to do so. Such events could adversely impact our operations, financial results and cash flows.

Risk related to our significant proportion of sales to the automotive market. In 2017, approximately 65% of our sales were to the automotive market. In addition to the size of our exposure to the automotive industry, we face risks related to our relative concentration of sales to certain specific automotive manufacturers. In 2017, one customer accounted for 12% of our net sales. Automotive production and sales are cyclical and sensitive to general economic conditions and other factors, including interest rates, consumer credit, and consumer spending and preferences. If automotive production and sales decline, our sales and shipments to the automotive market are likely to decline in a similarly corresponding manner. Adverse impacts that we may sustain as a result include, without limitation, lower margins because of the need to sell our steel to less profitable customers and markets, higher fixed costs from lower steel production if we are unable to sell the same amount of steel to other customers and markets, and/or lower sales, shipments and margins generally as our competitors face similar challenges and compete vigorously in other markets. These adverse impacts would negatively affect our sales, financial results and cash flows. Additionally, the trend toward lightweighting in the automotive industry, which requires lighter gauges of steel at higher strengths, could result in a lower volume of steel required by that industry over time. Moreover, competition for automotive business has intensified in recent years, as steel producers and companies producing alternative materials have focused their efforts on capturing and/or expanding their market share of automotive business because of less favorable conditions in other markets for steel and other metals, including commodity products and steel for use in the oil and gas markets. As a result, the potential exists that we may lose market share to existing or new entrants or that automotive manufacturers will take advantage of the intense competition among potential suppliers to pressure our pricing and margins in order to maintain or expand our market share with them, which could negatively affect our sales, financial results and cash flows.

Risk of reduced demand in key product markets due to competition from aluminum and other alternatives to steel.  The automotive market is important to our business, both in terms of volume and margins. Automotive manufacturers are under pressure to meet increasing government-mandated fuel economy standards through 2025. Automotive manufacturers have begun to incorporate aluminum and other alternative materials into their vehicles and continue to investigate the potential risks and benefits of expanding the use of non-steel materials. For example, one major automotive company previously elected to substitute aluminum for carbon steel in the body of some of its vehicles. Although automotive manufacturers have incorporated aluminum and other competing materials at a much slower rate than some experts previously expected, if demand for steel from one or more of our major automotive customers were to significantly decline because of increased use of aluminum or other competing materials in substitution for steel, it likely would negatively affect our sales, financial results and cash flows.

Risks of excess inventory of raw materials.  We have certain raw material supply contracts that include minimum annual purchases, subject to exceptions for force majeure and other circumstances. If our need for a particular raw material is reduced for an extended period significantly below what we projected at the contract’s inception, or what we projected at the time an annual nomination was made under certain contracts, we could be required to purchase quantities of raw materials that exceed our anticipated annual needs. Our decision to temporarily idle the Ashland Works blast furnace and steelmaking operations (“Ashland Works Hot End”) in 2015 increases this risk, as those operations were a major consumer of several key raw materials for which we have take-or-pay obligations, including coke. If our existing supply contracts require us to purchase raw materials in quantities beyond our needs, and if we do not succeed in reaching an agreement with a particular raw material supplier to reduce the quantity of raw materials we purchase from that supplier, then we would likely be required to purchase more of a particular raw material in a given year than we need, negatively affecting our financial results, liquidity and cash flows.

Risk of supply chain disruptions or poor quality of raw materials or supplies. Our sales, financial results and cash flows could be adversely affected by transportation, raw material, energy or other key supply disruptions, or poor quality of raw materials, particularly scrap, coal, coke, iron ore and alloys. For example, the market for graphite electrodes has tightened significantly as a result of supply-side shortages of certain raw materials used for their production, and the supply chain has become increasingly challenged. In addition, we may experience supply chain disruptions or increased costs from transportation-related challenges due to new or enhanced regulation, changes to providers’ operations, labor shortages or other factors. Disruptions or quality issues, whether the result of severe financial hardships or bankruptcies of suppliers, natural or man-made disasters, other adverse weather events, or other unforeseen events, could reduce production or increase costs at one or more of our plants and potentially adversely affect customers or markets to which we sell our products. Any significant disruption or quality issue in any of the areas addressed above would adversely affect our sales, financial results and cash flows.

Risk of production disruption or reduced production levels.  When business conditions permit, we attempt to operate our facilities at production levels that are at or near capacity. High production levels are important to our financial results because they enable us to spread fixed costs over a greater number of production tons. We have implemented a strategy to target markets for our products that deliver higher margins, where possible, and reduce amounts sold into the lower margin spot markets. This ongoing strategy relies on our ability to sell higher margin products that overcome the effects of lower production volumes on our fixed costs. If we are unable to sustain this strategy successfully, it would adversely affect our sales, financial results and cash flows. Production disruptions could be caused by unanticipated plant outages or equipment failures, a lack of redundancy for key production assets, or lack of adequate raw materials, energy or other supplies, particularly under circumstances where we lack adequate redundant facilities. Production disruptions could result in significant costs and potential liability to us, as well as negative publicity and damage to our reputation with current or potential customers. In addition, the occurrence of natural or man-made disasters, adverse weather conditions or similar events could significantly disrupt our operations, negatively impact the operations of other companies or contractors we depend upon, or adversely affect customers or markets who buy our products. Any significant disruption or reduced level of production would adversely affect our sales, financial results and cash flows.

Risks associated with our healthcare obligations.  We provide healthcare coverage to our active employees and to a significant portion of our retirees, as well as certain members of their families. We are self-insured for substantially all of our healthcare coverage. While we have reduced our exposure to rising healthcare costs to a significant degree through cost sharing, cost caps and VEBA trusts, the cost of providing such healthcare coverage may be greater on a relative basis for us than for our competitors because they either provide a lesser level of benefits, require that their participants pay more for their benefits, or do not provide coverage to as broad a group of participants (e.g., they do not provide retiree healthcare benefits). In addition, our costs for retiree healthcare obligations could be affected by fluctuations in interest rates or by federal healthcare legislation.

Risks associated with our pension obligations.  We have a substantial pension obligation that, along with the related pension expense (income) and funding requirements, is directly affected by various changes in assumptions, including the selection of appropriate mortality assumptions and discount rates. These items also are affected by the rate and timing of employee retirements, actual experience compared to actuarial projections and asset returns in the securities markets. Such changes could increase our cost for those obligations, which could have a material adverse effect on our results and ability to meet those obligations. In addition, changes in the law for pension funding could also materially adversely affect our costs and ability to meet our pension obligations. Also, under the method of accounting we use for pension obligation reporting, we recognize into our results of operations, as a “corridor” adjustment, any unrecognized actuarial net gains or losses that exceed 10% of the larger of projected benefit obligations or plan assets. These corridor adjustments are driven mainly by changes in assumptions and by events and circumstances beyond our control, primarily changes in interest rates, performance of the financial markets, and mortality and retirement projections. A corridor adjustment, if required after a re-measurement of our pension obligations, historically has been recorded in the fourth quarter of the year, though one may be recorded at any time if an interim remeasurement occurs. A corridor adjustment can have a significant impact on our financial statements when it occurs, although its immediate recognition reduces the impact of unrealized gains or losses on future periods. A corridor charge does not have any immediate impact on our cash flows. We also contribute to multiemployer pension plans according to collective bargaining agreements that cover certain union-represented employees. Participating in these multiemployer plans exposes us to potential liabilities if the multiemployer plan is unable to pay its unfunded obligations or we choose to stop participating in the plan.

Risk of not reaching new labor agreements on a timely basis.  Most of our hourly employees are represented by various labor unions and are covered by collective bargaining agreements with expiration dates between March 2018 and September 2021. Two of those contracts are scheduled to expire in 2018. The labor contract with the International Association of Machinists and Aerospace Workers, Local 1943, which represents approximately 1,725 hourly employees at our Middletown Works located in Middletown, Ohio, expires on March 15, 2018. The labor contract with the United Steel Workers, Local 1865, which represents approximately 305 hourly employees at our Ashland Works located in Ashland, Kentucky, expires on September 1, 2018. We intend to negotiate with these unions to reach new, competitive labor agreements in advance of the current expiration dates. We cannot predict, however, when new, competitive labor agreements with the unions will be reached or what the impact of such agreements will be on our operating costs, operating income and cash flows. There is the potential of work stoppages at these locations in 2018 and beyond if we cannot reach timely agreements in contract negotiations before the contract expirations. If work stoppages occur, they could have a material impact on our operations, financial results and cash flows. For labor contracts at other locations which expire after 2018, a similar risk applies.

Risks associated with major litigation, arbitrations, environmental issues and other contingencies.  We have described several significant legal and environmental proceedings in Note 10 to the consolidated financial statements in Item 8. For environmental issues, changes in application or scope of regulations applicable to us could have significant adverse impacts, including requiring capital expenditures to ensure compliance with the regulations, increased difficulty in obtaining future permits or meeting future permit requirements, incurring costs for emission allowances, restriction of production, and higher prices for certain raw materials. One or more of these adverse developments could negatively impact our operations, financial results and cash flows. For litigation, arbitrations and other legal proceedings, it is not possible to predict with certainty the outcome of such matters and we could incur future judgments, fines or penalties or enter into settlements of lawsuits, arbitrations and claims that could have an adverse effect on our business, results of operations and financial condition. In addition, while we maintain insurance coverage for certain claims, we may not be able to obtain insurance on acceptable terms in the future and, if we obtain such insurance, it may not provide adequate coverage against all claims. We establish reserves based on our assessment of contingencies, including contingencies for claims asserted against us in connection with litigation, arbitrations and environmental issues. Adverse developments in litigation, arbitrations, environmental issues or other legal proceedings may affect our assessment and estimates of the loss contingency recorded as a reserve and require us to make payments in excess of our reserves, which could negatively affect our operations, financial results and cash flows.

Risk associated with regulatory compliance and changes. Our business and the businesses of our customers and suppliers are subject to a wide variety of government regulations, including those relating to environmental permitting requirements. The regulations promulgated or adopted by various government agencies, and the interpretations and application of such regulations, are dynamic and constantly evolving. If new regulations arise, the application of existing regulations expands, or the interpretation of applicable regulations changes, we may incur additional costs for compliance, including capital expenditures. For example, the United States Environmental Protection Agency (“EPA”) is required to routinely reassess the National Ambient Air Quality Standards (“NAAQS”) for criteria pollutants like nitrogen dioxide, sulfur dioxide, lead, ozone and particulate matter. These standards are frequently subject to litigation and revision. Revisions to the NAAQS could require us to make significant capital expenditures to ensure compliance and could make it more difficult for us to obtain required permits in the future. These risks are higher for our facilities that are located in non-attainment areas. Complex foreign and U.S. laws and regulations apply to our international operations, including but not limited to the Foreign Corrupt Practices Act, regulations related to import/export controls, the Office of Foreign Assets Control sanctions program, anti-boycott provisions and transportation and logistics regulations. These laws and regulations and changes in these laws and regulations may increase our cost of doing business in international jurisdictions and expose our operations and our employees to elevated risk. We have implemented policies and processes designed to comply with these laws and regulations, but failure by our employees, contractors or agents to comply with these laws and regulations could result in possible administrative, civil or criminal liability and reputational harm to us and our employees. We may also be indirectly affected through regulatory changes that impact our customers or suppliers. Regulatory changes that impact our customers could reduce the quantity of our products they demand or the price of our products that they are willing to pay. Regulatory changes that impact our suppliers could decrease the supply of products or availability of services they sell to us or could increase the price they demand for products or services they sell to us.

Risks associated with climate change and greenhouse gas emissions. Our business and operations, as well as the business and operations of our key suppliers and customers, may become subject to legislation or regulation intended to limit climate change or greenhouse gas emissions. It is possible that limitations on greenhouse gas emissions may be imposed in the United States through legislation or regulation. For example, the EPA has issued and/or proposed regulations addressing greenhouse gas emissions, including regulations that will require large sources and suppliers in the United States to report greenhouse gas emissions. In addition, the U.S. Congress has introduced from time to time legislation aimed at limiting carbon emissions from carbon-intensive business operations. The CAFE standards and other existing and future climate change-related legislation and regulation could also affect our customers, and in particular our automotive customers, as they may assess and elect to use lower volumes of steel to achieve mandates related to emissions. Similarly, our suppliers may incur cost increases in order to comply with climate control legislation and regulation, which they could in turn attempt to pass through to us in the form of higher prices for critical goods and/or services. It is impossible, however, to forecast the terms of the final regulations and legislation, if any, and the resulting effects on us. Depending upon the terms of any such legislation or regulation, however, we could suffer negative financial impacts because of increased energy, operational, environmental and other costs to comply with the limitations that would be imposed on greenhouse gas emissions. In addition, depending upon whether similar limitations are imposed globally, the regulations and/or legislation could negatively impact our ability to compete with foreign steel companies situated in areas not subject to such limitations. Unless and until all of the terms of such regulation and legislation are known, however, we cannot reasonably or reliably estimate their impact on our financial condition, operating performance or ability to compete.

Risks associated with financial, credit, capital and banking markets.  In the ordinary course of business, we seek to access financial, credit, capital and/or banking markets at competitive rates. Currently, we believe we have adequate access to these markets to meet our reasonably anticipated business needs. We provide and receive normal trade financing to our customers and from our suppliers. If access to competitive financial, credit, capital and/or banking markets by us, or our customers or suppliers, is impaired, our operations, financial results and cash flows could be adversely impacted.

Risk associated with derivative contracts to hedge commodity pricing volatility. We use cash-settled commodity price swaps and options to reduce pricing volatility for a portion of our raw material, energy and other commodity purchases. We employ a systematic approach in order to mitigate the risk of potential volatile price movements of certain commodities. This approach is intended to protect us against a sharp rise in the price of commodities. However, engaging in the use of swaps, options and similar agreements for hedging entails a variety of risks. For example, if the price of an underlying commodity falls below the price at which we hedged the commodity, we will benefit from the lower market price for the commodity purchased, but may not realize the full benefit of the lower commodity price because of the hedged transaction. In certain circumstances we also could be required to provide collateral for a potential derivative liability or close our hedging transaction for the commodity. Additionally, there may be a timing lag (particularly for iron ore) between a decline in the price of a commodity underlying a derivative contract, which could require us to make payments in the short-term to provide collateral or settle the relevant hedging transaction, and the period when we experience the benefits of the lower cost input through physical purchases of the commodity the hedge covers. Further, for derivatives designated as cash flow hedges, we initially record the effective gains and losses in accumulated other comprehensive income (loss) and reclassify them to earnings in the same period we recognize the effect of the associated hedged transaction. We record all derivative gains or losses for which hedge accounting treatment has not been elected or from hedge ineffectiveness to earnings in the period the gain or loss occurs. Changes in the fair value of derivatives for which hedge accounting treatment has not been elected or greater hedge ineffectiveness than we anticipated on cash flow hedges may result in increased volatility in our reported earnings. For example, we immediately recognize changes in the fair value of our iron ore derivative contracts in earnings when the fair value changes, instead of when we recognize the underlying cost of iron ore, thus potentially increasing the volatility of our results of operations. Each of these risks related to our hedging transactions could adversely affect our financial results and cash flows.

Risks related to the potential permanent idling of facilities. We perform strategic reviews of our business, which may include evaluating each of our plants and operating units to assess their viability and strategic benefits. As part of these reviews, we may idle—whether temporarily or permanently—certain of our existing facilities in order to reduce participation in markets where we determine that our returns are not acceptable. For example, in December 2015 we temporarily idled the Ashland Works Hot End to mitigate our exposure to the carbon steel spot market. If we decide to permanently idle the Ashland Works Hot End or any other facility or assets, we are likely to incur and accelerate significant cash expenses, including those relating to labor benefit obligations, take-or-pay supply agreements and accelerated environmental remediation costs, as well as substantial non-cash charges for impairment of those assets and the effects on pension and OPEB liabilities. We could incur similar types of cash and non-cash costs if we elect to temporarily or permanently idle any of our other currently operating assets or facilities. If we elect to permanently idle material facilities or assets, it could adversely affect our operations, financial results and cash flows.

Risk of inability to fully realize benefits of margin enhancement initiatives. In recent years we have undertaken several significant projects in an effort to lower costs and enhance margins. These projects and initiatives include efforts to focus production and sales on higher margin products, increase our operating rates and lower our costs. We identified a number of areas for enhancing profitability, including increasing our percentage of contract sales, producing and selling a higher-margin mix of products (including lowering our sales to the carbon steel spot market, which drove our decision to temporarily idle the Ashland Works Hot End) and developing new products that can command higher prices from customers. If one or more of these key cost-savings or margin enhancement projects are unsuccessful, or are significantly less effective in achieving the level and timing of combined cost savings or margin enhancement than we anticipated, or if we do not achieve results as quickly as anticipated, our financial results and cash flows could be adversely impacted.

Risk of information technology (“IT”) security threats, cybercrime and exposure of private information. We rely on IT systems and networks in almost every aspect of our business activities. In addition, we and certain of our third-party data processing providers collect and store sensitive data, and our vendors or suppliers may collect and store sensitive data about us in their information system environments. We have taken, and intend to continue to take, what we believe are appropriate and reasonable steps to prevent security breaches in our systems and networks. In recent years, however, both the number and sophistication of IT security threats and cybercrimes have increased. Additionally, regulation has increased for companies to prevent security breaches and notify stakeholders if data is exposed. These IT security threats and increasingly sophisticated cybercrimes, including advanced persistent attacks, pose a risk to system security and the confidentiality, availability and integrity of our data. A breach in security could expose us to risks of production downtimes and operations disruptions, misuse of information or systems, or the compromise of confidential information, which in turn could adversely affect our reputation, competitive position, business and financial results.

Risk of failure to achieve expected benefits of the Precision Partners acquisition and/or to integrate Precision Partners successfully. We may be unable to achieve the strategic, operational, financial and other benefits contemplated as part of the acquisition of Precision Partners to the full extent expected or in a timely manner. If we are not as successful or timely as we expect in integrating Precision Partners, we may not fully realize the potential growth opportunities, ability to provide enhanced solutions to our customers, leveraging and acceleration of combined research and innovation efforts, and anticipated financial and non-financial benefits and opportunities from the acquisition. Goodwill is a significant part of Precision Partners’ assets and our inability to realize the benefits of the acquisition could result in an impairment of goodwill. These circumstances, either alone or in combination, could have other adverse effects on our business, financial results and cash flows.

Risks associated with changes in tax laws and regulations. We are a large corporation with operations in the U.S. and other jurisdictions. As such, we are subject to tax laws and regulations of the U.S. federal, state and local governments, as well as various foreign jurisdictions. We compute our income tax provision based on enacted tax rates in the jurisdictions in which we operate. Significant judgment is required in determining our tax provision for income taxes. Changes in tax laws or regulations may be enacted that could adversely affect our overall tax assets and liabilities. For example, on December 22, 2017, the U.S. government enacted the Tax Cuts and Jobs Act (the “Tax Act”). The changes included in the Tax Act are broad and complex. The final transition impacts of the Tax Act may differ from the estimates provided elsewhere in this Annual Report, possibly materially, due to, among other things, changes in interpretations of the Tax Act, any legislative action to address questions that arise because of the Tax Act, any changes in accounting standards for income taxes or related interpretations in response to the Tax Act, or any updates or changes to estimates we have used to calculate the transition impacts. Any changes in enacted tax laws (such as the recent U.S. tax legislation), rules or regulatory or judicial interpretations, any adverse outcome in connection with tax audits in any jurisdiction, or any change in the pronouncements relating to accounting for income taxes could materially and adversely impact our financial condition and results of operations.